SEMI-ANNUAL REPORT                                              January 31, 1999






Davis New York Venture Fund










Davis
Funds
"Over 25 years of Reliable Investing"

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

Dear Fellow Shareholder:

MARKET OVERVIEW

1998 was a year when no one, including ourselves, seemed capable of consistently predicting the trend of the market. What lessons did we learn as managers (and the largest investors in our funds) from the market's volatile performance last year? The first lesson is that it pays to stay aboard for the long voyage with stocks inspite of occasional financial hurricanes. It is like being in a sailboat circling the globe. Most of the time you can not get off because you are in the middle of the ocean. You have got to ride out whatever storms may come your way.

The second lesson we learned is that to stay invested during turbulent times requires keeping within a circle of competence. Our expertise is buying growth at a value price based on rigorous research. Research is the North Star that guides us and gives us the conviction to hold fast even when we are bombarded with negative information.

The third lesson is that buying on market dips worked again. This suggests that rather than panicking and selling, it is better to keep on a steady course. One of the easiest ways to do this is to make investing a regular habit through up and down markets with a program of dollar cost averaging.(1)

The fourth lesson is that the Federal Reserve Board (the "Fed") really is the investor's friend. After the market declined 20% last year, the Fed moved aggressively to reduce interest rates.(2) With inflation low, the Fed appears to prefer nurturing slow, continuous growth through attempts to moderate the business cycle rather than driving the economy into recession. This reduces the risk that corporate earnings might collapse and may help avoid a big collapse in the stock market. Still, we have to keep in mind that the Fed was prepared to have a 20% market drop before it acted last year, and it might be willing to let the market drop 20% again.

Looking ahead, we are neither totally bearish nor euphorically bullish in the short run. Stock valuations are currently high but, at the same time, nothing succeeds like success. Financial assets have been successful for investors and are still benefiting from that momentum. In addition, huge money flows are being created by baby boomers saving for their retirement and by central banks around the world stimulating money-supply growth. A good bit of this money is spilling into the financial markets and marking prices up.

At the end of the day, we believe the strength and direction of earnings are likely to determine the market outlook in 1999. But the crosscurrents and variables that could affect earnings are numerous. What will happen to the U.S. dollar? Will the Euro be strong or weak? Will China devalue? Will Japan turn around? Will the Asian nations find the legal and political resolve to deal with their huge overhang of debt? Will the Fed raise interest rates or lower them further? What will happen on the American political scene? What about the potential for year 2000 computer disruptions?

While the market does face a number of potentially troublesome problems, there are few attractive alternatives to equities. Moreover, it is still possible to find good stocks to put on our shopping list because we live in a dynamic, constantly changing economy and the American business model still works. U.S. companies are undergoing another round of restructuring, consolidation and cost-cutting in order to concentrate on core businesses, improve bottom-line earnings and raise returns on capital.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

We approach the job of investing shareholders' money and our own pragmatically with the long-term in mind. We intend to remain fairly fully invested--trying every day to make sensible decisions, rather than getting carried away with an overly bullish or bearish stance. We emphasize firsthand research and meeting with company managements so we are prepared to act when opportunities arise. And we seek to buy stocks at pressure points when their prices have dipped temporarily.

If you take a 30-year view of the market, assume a starting level of 9,000 for the Dow and compound that figure at 7% annually, the Dow would be at 72,000 in three decades. Even if the Dow dropped to 6,000 and you compound that amount at 7% a year, the Dow would reach 48,000 in 30 years. Given those possibilities, we are not going to make market calls, we are just going to stay aboard for the long voyage.(3)

Sincerely,


/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment Officer

March 15, 1999

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

+ The Davis New York Venture Fund's Class A shares delivered a total return (based on net asset value) of 6.90% for the six-month period and 18.34% for the one-year period ended January 31, 1999.(4) This compares with returns of 15.03% and 32.59%, respectively, for the S&P 500 Index during the same time periods.(5)

+ As long-term investors, our objective is to build wealth through multiyear compounding of growth. The Fund's 10-year average annual total return has beaten the S&P 500 for all rolling 10-year time periods (calendar years) since the Fund's inception on February 17, 1969. (6)

+    According  to The Value Line  Mutual Fund  Survey,  the Fund  continues  to provide  "superior  returns  over the  short  and  long  hauls....Investors seeking long-term capital growth have a superb choice in this offering. Prospective shareholders will also appreciate its extremely low turnover, which diminishes capital-gains tax liability."(7)

+    In  addition,  as of  January  31,  1998,  the Fund's  Class A shares  held
     Morningstar's   highest   overall   rating  of  *****   (five   stars)  for
     risk-adjusted performance out of 2,859 domestic equity funds.(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  How would you describe the Fund's performance last year?

A. Investors often measure performance on both an absolute and a relative basis. After several years of strong performance on both counts, the Davis New York Venture Fund fired on only one cylinder in 1998, as our solid absolute return was overshadowed by the roaring performance of the S&P 500. Ken and I view this as a disappointing result, and while we do not judge ourselves and our shareholders do not judge us on short-term performance, we can still learn important lessons by taking a closer look at the factors that contributed to last year's results.

The first contributor to the Fund's disappointing short-term results was mistakes. My grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes you do not learn from them." It is worth examining mistakes so that if similar circumstances arise in the future, hopefully the errors will not be repeated.

For us as long-term investors, it is not a mistake if we buy a stock and it subsequently goes down. Ken and I recognize that every stock we purchase will probably trade lower at some point in the future than on the day we bought it. No one we know is gifted enough to buy the bottom tick in every stock. But it is a mistake if we buy a stock that subsequently goes down and we do not want to add to our position--or worse, we want to sell it. If we were not mistaken in our judgment about management or our judgment about the business, any stock that we initially bought at price of $100 a share, for example, would be much more attractive a price of $75 a share.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Our biggest mistake last year involved the Fund's holdings in the energy category. The energy-services companies we own are among the market leaders in that industry. However, we overestimated how much control a well-run company can have over its own destiny in an industry with deteriorating fundamentals. As Asian economies slowed, the demand for oil fell far below levels that we had anticipated. As a result, oil companies were caught with excess inventory and capacity, putting even more pressure on energy prices. In such an environment, major oil companies dramatically reduced their exploration and production budgets and, therefore, their need for the equipment and services provided by the type of companies that we own.

Although many of these stocks have fallen significantly, we do not see the outlook brightening for some time, and we have sold many of our positions at prices well below what we paid. While we continue to own some of these companies, such as Schlumberger and Halliburton, as core names, we have not added to them even at these low prices.(9) We will continue to closely monitor them for signs of change, but we must put our holdings in this sector into the category of mistakes.

Q.  What other factors affected portfolio performance last year?

A. A second factor contributing to our disappointing relative performance was not a mistake, but instead was a direct result of our investment philosophy. This philosophy includes a strict price discipline that prevents us from buying high-flying glamorous growth companies--not because we do not like the companies, but because we do not like their high valuations. In particular, we see a speculative bubble developing in Internet stocks where valuations have inflated to levels reminiscent of the biotech craze of the early 1990s and the emerging markets craze of the mid-1990s.

Unfortunately, the outstanding performance of just these kinds of glamour stocks drove the market last year, and not owning them hurt our relative performance. Nevertheless, we think that our price discipline has served us well over the years and it will remain at the heart of our investment philosophy.

Another aspect of our investment philosophy that contributed to our mixed short-term results was our fundamental belief in the importance of companies having successful international operations. Last year, it was not fashionable to have significant operations outside the United States, and that hurt the performance of portfolio holdings such as American Express and Hewlett-Packard.(9) But the fact that 95% of the world's population lives outside the United States should make it obvious that the ability to operate globally is a big long-term advantage.(10)

Unlike the category of mistakes discussed above, our belief in being global and our price discipline are central to our investment process, for better or for worse. We believe that price must always be an essential factor in deciding which businesses to buy, just as we think the competitive advantage of being global is a vital consideration. So even if we had last year to live over again, we would still stick with our price discipline and still value global expertise.

Q.  Could you comment on the Fund's holdings of financial stocks?

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A. Given the poor relative showing of financial stocks last year, some investors have asked if we consider the Fund's ownership of many high-quality financial companies to be a mistake. We do not. First, we always remember that financial stocks rarely perform in a uniform way. For example, while companies such as BankAmerica and Allstate were down 1% and almost 14%, respectively, the shares of Progressive surged 41%.(9) More generally, however, Ken and I continue to think that favorable demographics, a benign interest-rate environment, ongoing consolidation and the globalization of the financial industry combined with reasonable valuations make this diverse sector an attractive area to be invested in.

Another question we often receive concerns the large position we held in General Re, which was purchased by Berkshire Hathaway last year. Our current intention is to keep the Berkshire Hathaway shares we received from this merger.(9) We have attended Berkshire's annual meeting in Omaha for many years and have long admired CEO Warren Buffett and his partner Charles Munger.

Q.  What is your outlook as we move into the next century?

A. Looking ahead, if the market euphoria leading up to the new millennium continues, it is likely that we will again lag behind funds that do not use a price discipline in choosing their stocks. In such an environment, we would be pleased to again achieve good absolute results even if relative results lag.

Our price discipline is an important element in controlling risk and avoiding big losses, such as those investors experienced in 1973 and 1974 when a similar bubble in growth stock valuations burst. Because our family and employees remain among the largest shareholders of the Davis New York Venture Fund, we feel it is vital to control risk. We have often said that a successful long-term investment record is built as much by avoiding the big losses as by picking the big winners. In the coming years, that theory may again be put to the test.(11)

In addition to euphoria, the approaching millennium may begin to increase investor anxiety regarding possible year 2000 computer problems. Such uncertainty combined with such euphoria promises to create another year of exceptional volatility that will again test investors' nerves. Although short-term results may be extremely volatile, we feel confident that the Fund is positioned to weather any storm.(11) We appreciate shareholders' trust in investing with us.

----------

This Semi-Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis New York Venture Fund. This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus for the Davis New York Venture Fund, which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS NEW YORK VENTURE FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(1) Neither dollar cost averaging nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.
(2) There can be no assurance that the Federal Reserve Board will act to support stock prices or that the Federal Reserve Board's actions in the future might not hurt stock prices.
(3) This example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.
(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the Davis New York Venture Fund's Class A shares for periods ended January 31, 1999. Returns for other classes of shares will vary from the following returns

*(Without a 4.75% sales charge taken into consideration)

FUND NAME               1 YEAR      5 YEAR     10 YEAR     INCEPTION
---------               ------      ------     -------     ---------
New York Venture A      18.34%      20.71%     19.87%      15.06% - 02/17/69

**(With a 4.75% sales charge taken into consideration)

FUND NAME               1 YEAR      5 YEAR     10 YEAR     INCEPTION
---------               ------      ------     -------     ---------
New York Venture A      12.70%      19.54%     19.29%      14.87% - 02/17/69

(5) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
(6) Past performance is not a guarantee of future results.
(7) Source: THE VALUE LINE MUTUAL FUND SURVEY, December 8, 1998.
(8) Morningstar proprietary ratings reflect historical risk-adjusted performance as of January 31, 1999. Morningstar ratings are subject to change every month. The ratings are calculated from a fund's three-, five- and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the next 10% receive one star. The Class A shares of the Davis New York Venture Fund received five stars among 741 domestic equity funds for the 10-year period, four stars among 1,734 funds for the five-year period, and four stars among 2,859 funds for the three-year period. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.
(9) Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change. See Schedule of Investments for a detailed list of portfolio holdings.
(10) Source: U.S. Census Bureau.
(11) No price discipline or other method of controlling risk can guarantee shareholders will not experience a loss. Past performance is not a guarantee of future results.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
January  31, 1999 (Unaudited)
================================================================================

                                                                          VALUE
   SHARES                            SECURITY                            (NOTE 1)
---------------------------------------------------------------------------------
COMMON STOCK - (95.54%)
ADVERTISING AGENCIES - (0.05%)
880,000       WPP Group PLC ......................................   $   6,632,831
                                                                     -------------
BANKS AND SAVINGS & LOANS - (13.32%)
 2,704,125    Banc One Corp. .....................................     141,628,547
 4,451,852    BankAmerica Corp. ..................................     297,717,603
    30,000    First Union Corp. (b) ..............................       1,578,750
   774,400    Golden West Financial Corp. ........................      72,696,800
 7,065,600    Household International, Inc. ......................     310,444,800
 1,035,100    State Street Corp. .................................      74,009,650
   800,000    SunTrust Banks, Inc. ...............................      56,350,000
 3,534,700    U.S. Bancorp .......................................     119,075,206
17,501,000    Wells Fargo & Co. ..................................     611,441,188
                                                                     -------------
                                                                     1,684,942,544
                                                                     -------------
BUILDING MATERIALS - (5.19%)
 4,036,700    Martin Marietta Material, Inc. .....................     211,926,750
 9,355,200    Masco Corp. (b) ....................................     302,289,900
 1,037,300    Vulcan Materials Co. ...............................     142,693,581
                                                                     -------------
                                                                       656,910,231
                                                                     -------------
CHEMICALS - (0.00%)
     6,000    Dow Chemical Co. ...................................         528,375
                                                                     -------------
COMMERCIAL SERVICES - (0.00%)
     1,666    Nielsen Media Research .............................          31,446
                                                                     -------------
CONSUMER PRODUCTS - (4.00%)
    80,200    Coca-Cola Co........................................       5,248,088
    30,000    Fortune Brands, Inc. ...............................         997,500
    30,000    Gallaher Group PLC - ADR ...........................         834,375
 1,020,000    Gillette Co. (b) ...................................      59,925,000
 9,343,800    Philip Morris Cos., Inc. ...........................     439,158,600
                                                                     -------------
                                                                       506,163,563
                                                                     -------------
DIVERSIFIED - (5.57%)
     8,522    Berkshire Hathaway, Inc. - Class A* ................     553,930,000
         4    Berkshire Hathaway, Inc. - Class B* ................           8,600
    80,240    General Electric Co. ...............................       8,415,170
 1,840,000    Tyco International Ltd. (b) ........................     141,795,000
                                                                     -------------
                                                                       704,148,770
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES - (10.26%)
 6,607,000    American Express Co. ...............................     679,695,125
 8,578,108    Citigroup, Inc......................................     480,910,180
 2,205,600    Freddie Mac (b) ....................................     136,747,200
                                                                     -------------
                                                                     1,297,352,505
                                                                     -------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                          VALUE
   SHARES                         SECURITY                               (NOTE 1)
---------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
ELECTRONICS - (6.60%)
 3,723,600     Applied Materials,  Inc.* ..........................   $ 235,168,613
 2,313,474     Molex Inc. .........................................      68,898,148
 5,363,000     Texas Instruments Inc. (b) .........................     530,266,625
                                                                      -------------
                                                                        834,333,386
ENERGY - (3.15%)
    13,200     Amerada Hess Corp. (b) .............................         627,000
    32,200     Atlantic Richfield Co. .............................       1,847,475
   558,906     BP Amoco PLC - ADR .................................      45,341,249
     5,000     Burlington Resources, Inc. .........................         151,250
    52,200     Chevron Corp. ......................................       3,901,950
 1,045,700     Cooper Cameron Corp.* ..............................      24,443,238
 2,063,300     Devon Energy Corp. (b) .............................      54,032,669
    12,000     Duke Energy Corp. (b) ..............................         741,750
   160,800     Exxon Corp. ........................................      11,326,350
 3,040,700     Halliburton Co. ....................................      90,270,781
    16,000     Mobil Corp. ........................................       1,403,000
   842,970     Noble Affiliates, Inc. .............................      16,595,972
 2,680,200     Schlumberger Ltd. ..................................     127,644,525
     8,000     Sempra Energy ......................................         184,000
   782,600     Smith International Inc.* ..........................      19,809,563
    16,000     Sonat, Inc. ........................................         412,000
                                                                      -------------
                                                                        398,732,772
                                                                      -------------
FOOD & RESTAURANT - (4.60%)
 7,385,400     McDonald's Corp. ...................................     582,061,838
                                                                      -------------
HOTELS - (0.04%)
   160,000     Marriott International, Inc. .......................       5,622,263
                                                                      -------------
INDUSTRIAL - (1.25%)
 2,973,700     Sealed Air Corp.* (b) ..............................     157,791,956
                                                                      -------------
INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.33%)
 5,484,900     Morgan Stanley Asia Pacific Fund Inc.                     41,136,750
                                                                      -------------
INVESTMENT FIRMS - (2.91%)
 1,585,000    Donaldson, Lufkin & Jenrette, Inc. ..................      79,051,875
    24,000    J.P. Morgan & Co., Inc. .............................       2,532,000
 3,294,190    Morgan Stanley, Dean Witter & Discover Co............     285,976,869
                                                                      -------------
                                                                        367,560,744
LIFE INSURANCE - (0.15%)
   447,800    ReliaStar Financial Corp. ...........................      18,555,713
                                                                      -------------
MACHINERY - (0.92%)
 3,762,600    Dover Corp. .........................................     116,875,763
                                                                      -------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                         VALUE
   SHARES                           SECURITY                             (NOTE 1)
---------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    30,000    Maytag Corp. .......................................   $   1,895,625
                                                                     -------------
MARKETING - (0.00%)
     1,666    ACNielsen Corp.* ...................................          38,110
                                                                     -------------
PAPER PRODUCTS - (0.01%)
    12,000    International Paper Co. ............................         474,750
    16,300    Union Camp Corp. ...................................       1,005,506
                                                                     -------------
                                                                         1,480,256
                                                                     -------------
PHARMACEUTICAL AND HEALTH CARE - (5.52%)
 2,665,000    American Home Products Corp. .......................     156,402,188
   435,000    Bristol-Myers Squibb Co. ...........................      55,761,563
   391,200    Eli Lilly & Co. ....................................      36,650,550
   200,000    Glaxo Wellcome PLC - ADR (b) .......................      13,575,000
    10,000    IMS Health, Inc. ...................................         366,250
   564,900    Johnson & Johnson ..................................      48,016,500
   364,500    Merck & Co., Inc. ..................................      53,490,375
   820,300    Novartis AG - ADR ..................................      76,750,549
   303,200    Pfizer, Inc. .......................................      38,999,100
 3,217,600    SmithKline Beecham PLC - ADR .......................     218,193,500
                                                                     -------------
                                                                       698,205,575
                                                                     -------------
PROPERTY/CASUALTY INSURANCE - (10.28%)
 3,060,716    The Allstate Corp. .................................     114,968,145
 2,761,766    American International Group, Inc. .................     284,289,288
 4,044,800    Chubb Corp. ........................................     237,632,000
 2,260,900    Progressive Corp. (Ohio) ...........................     282,471,194
 3,309,300    Transatlantic Holdings Inc. ........................     247,990,669
   629,600    20th Century Industries, Inc. ......................      13,339,650
 1,782,700    UNUM Corp. .........................................     107,741,931
   454,950    W.R. Berkley Corp.. ................................      11,914,003
                                                                     -------------
                                                                     1,300,346,880
PUBLISHING - (2.74%)
   708,500    Dow Jones & Company, Inc. ..........................      31,705,375
     5,000    Dun & Bradstreet Corp. .............................         152,500
 1,598,000    Gannett Co., Inc. ..................................     105,168,375
 2,815,300    Harcourt General, Inc. .............................     135,134,400
   237,000    The New York Times Co. - Class A ...................       8,132,063
     1,000    R. H. Donnelley Corp. ..............................          16,313
   721,600    Tribune Co. ........................................      46,137,300
    35,400    Washington Post Co., Class B (b) ...................      20,142,600
                                                                     -------------
                                                                       346,588,926

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                          VALUE
SHARES             SECURITY                                              (NOTE 1)
----------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
   356,600    Boardwalk Equities, Inc.* ..........................  $    3,429,983
   387,100    CenterPoint Properties Corp. .......................      12,629,138
 3,819,700    Crescent Real Estate Equities, Inc. ................      80,929,894
 1,210,800    Equity Office Properties Trust .....................      30,875,400
   529,300    Equity Residential Properties Trust ................      21,535,894
   310,000    Federal Realty Investment Trust ....................       7,130,000
   270,000    Gables Residential Trust ...........................       6,193,125
 2,313,100    General Growth Properties ..........................      80,091,088
   236,900    Home Properties of New York, Inc. ..................       6,144,594
    70,700    Kimco Realty Corp. .................................       2,757,300
   784,000    Mack-Cali Realty Corp. .............................      23,422,000
   692,300    Reckson Associates Realty Corp. ....................      15,230,600
 4,322,700    Rouse Co. ..........................................     102,123,788
   344,300    United Dominion Realty Trust, Inc. .................       3,399,963
 1,852,200    Vornado Realty Trust ...............................      65,405,813
   100,700    Weingarten Realty, Investors. ......................       3,965,063
                                                                    --------------
                                                                       465,263,643
SATELLITE TELECOMMUNICATIONS - (0.14%)
   288,512    Global Star Telecommunications* (b) ................       5,535,824
   546,000    Loral Space & Communications* ......................      12,012,000
                                                                    --------------
                                                                        17,547,824
                                                                    --------------
STORAGE - (0.18%)
   885,200    Public Storage, Inc. ...............................      22,517,275
                                                                    --------------
TECHNOLOGY - (12.32%)
 9,252,725    Hewlett-Packard Co. ................................     725,182,322
 2,334,700    Intel Corp. ........................................     328,827,903
 2,754,400    International Business Machines Corp. ..............     504,743,800
                                                                    --------------
                                                                     1,558,754,025
                                                                    --------------
TELECOMMUNICATIONS - (1.55%)
 1,557,000    AirTouch Communications, Inc.* (b) .................     150,347,813
   620,000    Motorola, Inc. .....................................      44,795,000
    20,000    SBC Communications, Inc. ...........................       1,080,000
                                                                    --------------
                                                                       196,222,813
                                                                    --------------
TRANSPORTATION - (0.47%)
 1,661,700    Burlington Northern Santa Fe Corp. .................      57,536,363
    30,016    Canadian National Railway Co. ......................       1,605,856
                                                                    --------------
                                                                        59,142,219
                                                                    --------------
UTILITIES - (0.01%)
    10,000    Carolina Power & Light Co. .........................         416,250
    12,000    Edison International . .............................         333,750

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                         VALUE
   SHARES                      SECURITY                                 (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

UTILITIES - CONTINUED
     6,000    New England Electric System ........................ $       293,625
    16,800    Southern Co. .......................................         452,550
     9,000    Wisconsin Energy Corp. .............................         234,000
                                                                   ---------------
                                                                         1,730,175
                                                                   ---------------
WASTE MANAGEMENT - (0.29%)
   728,700    Waste Management Inc. ..............................      36,389,455
                                                                   ---------------
                   Total Common Stocks - (identified cost
                     $8,797,306,566) .............................  12,085,504,251
                                                                   ---------------

PREFERRED STOCK - (0.67%)
   130,856    AirTouch Communications, Inc.,
                4.25%, Ser. C Conv. Pfd. .........................      17,567,418
   200,600    Devon Financing Trust, 6.50%, Conv. Pfd. ...........      10,381,050
 2,000,000    General  Growth Properties, 7.25%, Conv. Pfd........      48,500,000
   131,900    Rouse Co., Ser. B Conv. Pfd ........................       5,407,900
    60,200    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.             3,130,400
                                                                   ---------------
                   Total Preferred Stocks - (identified cost
                     $79,486,493) ................................      84,986,768
                                                                   ---------------

SHORT TERM INVESTMENTS - (4.64%)
$ 9,525,000   Federal Farm Credit Bank Discount Note, 4.98%,
                02/11/99 .........................................       9,509,189
 13,110,000   Federal Home Loan Bank Discount Note, 4.74%,
                02/03/99 .........................................      13,103,095
 41,735,000   Federal Home Loan Bank Discount Note, 4.60%,
                02/09/99 .........................................      41,681,672
 25,620,000   Freddie Mac Discount Note, 5.01%, 02/02/99 .........      25,609,304
 13,890,000   Freddie Mac Discount Note, 4.82%, 02/04/99 .........      13,880,701
 23,325,000   Freddie Mac Discount Note, 4.76%, 02/08/99 .........      23,297,243
  2,085,000   Freddie Mac Discount Note, 5.05%, 02/10/99 .........       2,081,783
 22,845,000   Freddie Mac Discount Note, 5.06%, 02/10/99 .........      22,809,679
  9,485,000   Freddie Mac Discount Note, 5.09%, 02/12/99 .........       9,467,566
 20,355,000   Freddie Mac Discount Note, 4.72%, 02/16/99 .........      20,309,631
 24,278,000   Freddie Mac Discount Note, 5.05%, 02/17/99 .........      24,216,698
 25,000,000   Freddie Mac Discount Note, 4.73%, 02/18/99 .........      24,937,590
 40,000,000   Freddie Mac Discount Note, 5.02%, 02/19/99 .........      39,888,445
 20,705,000   Freddie Mac Discount Note, 5.025%, 02/22/99 ........      20,638,528
 30,755,000   Freddie Mac Discount Note, 4.70%, 02/23/99 .........      30,658,634
 38,000,000   Freddie Mac Discount Note, 4.70%, 02/24/99 .........      37,875,972
 28,685,000   Freddie Mac Discount Note, 4.76%, 02/26/99 .........      28,582,595

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                                    VALUE
PRINCIPAL                     SECURITY                                             (NOTE 1)
---------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED
$ 14,140,000  Freddie Mac Discount Note, 4.68%, 03/09/99 ................... $    14,070,148
  35,530,000  Freddie Mac Discount Note, 4.673%, 03/15/99 ..................      35,327,072
  35,075,000  Freddie Mac Discount Note, 4.70%, 03/22/99 ...................      34,841,460
 114,096,000  Lehman Brothers Repurchase Agreement, 4.74%, 02/01/99,
              dated 01/29/99, repurchase value $114,097,696
              (collateralized  by: $11,545,000 par value Fannie Mae,
              5.98%, 11/12/27, market value $11,873,455, $45,000,000
              par value Federal Home Loan Bank, 6.375%-6.83%,
              02/21/06-01/29/18, market value $33,906,290, $46,100,000
              par value Freddie Mac, 6.17%-6.70%,  12/08/08-01/22/14,
              market value $46,001,292, $5,769,000 par value Tennessee
              Valley Authority, 6.75%, 11/01/25, market value
              $6,339,439, $25,234,000 par value Tennessee Valley
              Authority-Gen. Strip, Zero Cpn., 11/12/27, market value
              $19,400,151) .................................................      114,096,000
                                                                             ----------------
                Total Short Term Investments - (identified cost
                  $586,883,005) ............................................      586,883,005
                                                                             ----------------
                Total Investments - (identified cost $9,463,676,064)
                  (100.85%)(a) .............................................   12,757,374,024
                Liabilities Less Other Assets - (0.85%) ....................     (107,420,991)
                                                                             ----------------
                   Net Assets - (100%) ..................................... $ 12,649,953,033
                                                                             ================

(a) Aggregate cost for Federal Income Tax purposes is $9,463,648,772. At January 31, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                   Unrealized appreciation .................................  $ 3,584,728,152
                   Unrealized depreciation .................................     (291,002,900)
                                                                              ---------------
                   Net appreciation ........................................  $ 3,293,725,252
                                                                              ===============

(b) Loaned security - See Note 7 of Notes to Financial Statements.

*   Non-Income Producing Security


See Notes to Financial Statements.

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 1999 (Unaudited)
================================================================================

ASSETS:
     Investments in securities, at value (including repurchase
       agreement of $114,096,000) (identified cost $9,463,676,064)
       (see accompanying Schedule of Investments) ................   $ 12,643,424,096
     Collateral for securities loaned (Note 7) ...................        113,949,928
     Cash ........................................................             65,110
     Receivables:
         Investment securities sold ..............................         22,041,358
         Capital stock sold ......................................         45,411,560
         Dividends ...............................................          8,628,997
     Prepaid expenses ............................................          1,050,261
     Other assets ................................................             51,143
                                                                     ----------------
              Total assets .......................................     12,834,622,453
                                                                     ----------------
LIABILITIES:
     Return of collateral for securities loaned (Note 7) .........        113,949,928
     Payables:
         Investment securities purchased .........................         33,527,531
         Capital stock redeemed ..................................         23,187,060
     Accrued expenses ............................................         13,911,675
     Other liabilities ...........................................             93,226
                                                                     ----------------
              Total liabilities ..................................        184,669,420
                                                                     ----------------

NET ASSETS .......................................................   $ 12,649,953,033
                                                                     ================
NET ASSETS CONSIST OF:
     Par value of shares of capital stock ........................   $     25,045,367
     Additional paid-in capital ..................................      9,180,277,099
     Deficit in undistributed net investment income ..............         (8,075,426)
     Net unrealized appreciation on investments ..................      3,293,697,960
     Accumulated net realized gains from investments and foreign
       currency transactions .....................................        159,008,033
                                                                     ----------------
              Net assets .........................................   $ 12,649,953,033
                                                                     ================
     CLASS A SHARES
         Net assets ..............................................   $  6,845,471,107
         Shares outstanding ......................................        269,788,976
         Net asset value and redemption price per share ..........   $          25.37
                                                                     ================
         Maximum offering price per share (100/95.25 of $25.37) ..   $          26.64
                                                                     ================
     CLASS B SHARES
         Net assets ..............................................   $  3,733,520,243
         Shares outstanding ......................................        149,095,936
         Net asset value and redemption price per share ..........   $          25.04
                                                                     ================
     CLASS C SHARES
         Net assets ..............................................   $  1,605,917,627
         Shares outstanding ......................................         63,853,137
         Net asset value and redemption price per share ..........   $          25.15
                                                                     ================
     CLASS Y SHARES
         Net assets ..............................................   $    465,044,056
         Shares outstanding ......................................         18,169,281
         Net asset value and redemption price per share ..........   $          25.60
                                                                     ================

See Notes to Financial Statements.

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the six months ended January 31, 1999 (Unaudited)
================================================================================

INVESTMENT INCOME:
     Income:
         Dividends.....................................................................  $ 72,922,498
         Interest .....................................................................    15,362,924
         Lending Fees..................................................................       126,206
                                                                                         ------------
                 Total income..........................................................    88,411,628

     Expenses:
         Management fees (Note 3)........................................  $ 30,077,710
         Custodian fees..................................................       765,012
         Transfer agent fees
              Class A....................................................     2,481,267
              Class B....................................................     2,707,579
              Class C....................................................     1,089,831
              Class Y....................................................       154,616
         Audit fees......................................................        31,408
         Legal fees......................................................        81,131
         Accounting fees (Note 3)........................................       199,998
         Reports to shareholders.........................................       822,649
         Directors' fees and expenses....................................       137,575
         Registration and filing fees....................................       849,644
         Miscellaneous...................................................        69,164
         Payments under distribution plan (Note 4)
              Class A....................................................     7,021,231
              Class B....................................................    16,133,004
              Class C....................................................     7,047,794
                                                                           ------------
                  Total expenses.......................................................    69,669,613
                  Expenses paid indirectly  (Note 6)...................................        (9,377)
                                                                                        -------------
                  Net expenses.........................................................    69,660,236
                                                                                        -------------
                      Net investment income............................................    18,751,392
                                                                                        -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from:
         Investment transactions.......................................................   372,908,680
         Foreign currency transactions.................................................     1,899,814
     Net increase in unrealized appreciation of  investments...........................   372,819,620
                                                                                        -------------
     Net realized and unrealized gain on investments...................................   747,628,114
                                                                                        -------------
                  Net increase in net assets resulting from operations................. $ 766,379,506
                                                                                        =============

See Notes to Financial Statements.

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                  SIX
                                                              MONTHS ENDED
                                                               JANUARY 31,         YEAR ENDED
                                                                  1999               JULY 31,
                                                               (UNAUDITED)             1998
                                                               -----------             ----
OPERATIONS:
     Net investment income .............................   $     18,751,392    $     46,466,636
     Net realized gain from investments and
         foreign currency  transactions ................        374,808,494         103,979,812
     Increase in unrealized appreciation of investments         372,819,620         760,284,850
                                                           ----------------    ----------------
         Net increase in net assets resulting
              from operations ..........................        766,379,506         910,731,298

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A .......................................        (28,345,761)        (44,770,305)
         Class B .......................................                 --          (3,420,374)
         Class C .......................................                 --          (1,903,619)
         Class Y .......................................         (3,078,525)         (8,520,851)

     Realized gains from investment transactions:
         Class A .......................................       (129,418,490)       (161,900,484)
         Class B .......................................        (67,969,607)        (58,984,889)
         Class C .......................................        (29,414,174)        (27,202,211)
         Class Y .......................................         (7,965,994)        (24,556,619)


CAPITAL SHARE TRANSACTIONS (NOTE 5) ....................        441,810,042       4,770,571,698
                                                           ----------------    ----------------
         Total increase in net assets ..................        941,996,997       5,350,043,644

     NET ASSETS:

     Beginning of year .................................     11,707,956,036       6,357,912,392
                                                           ----------------    ----------------
     End of year (including undistributed net investment
       income (deficit) of $(8,075,427) and $4,597,468,
       respectively) ...................................   $ 12,649,953,033    $ 11,707,956,036
                                                           ================    ================

See Notes to Financial Statements.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 1999 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principals, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS NEW YORK VENTURE FUND
NOTES TO  FINANCIAL  STATEMENTS - Continued
January 31, 1999 (Unaudited)
================================================================================

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 1999, were $2,393,569,106 and $1,780,863,081, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 1999 amounted to $7,002. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for the these services for the six months ended January 31, 1999 amounted to $729,104. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $199,998 for the six months ended January 31, 1999. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 1999, SCD received $317,556 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended January 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $9,131,066 from commissions earned on sales of Class A shares of the Fund, of which $1,416,932 was retained by the Underwriter and the remaining $7,714,134 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS A SHARES - CONTINUED

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 1999 was $7,021,231.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended January 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $12,071,546 and service fees of $4,061,458.

       Commission advances by the Distributor during the six months ended January 31, 1999 on the sale of Class B shares of the Fund amounted to $21,746,464, of which $20,342,686 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $104,292,469, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 1999 the Distributor received $3,527,133 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the six months ended January 31, 1999, Class C shares of the Fund made distribution payments of $7,047,794. During the six months ended January 31, 1999, the Distributor received $454,105 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At January 31, 1999, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A                                    SIX MONTHS ENDED
                                           JANUARY 31, 1999                     YEAR ENDED
                                              (UNAUDITED)                     JULY 31, 1998
                                     ----------------------------     ------------------------------
                                        SHARES         AMOUNT           SHARES            AMOUNT
                                        ------         ------           ------            ------
Shares subscribed ................    42,809,085   $   992,598,602     110,409,208   $ 2,590,265,386
Shares issued in reinvestment of
  distributions ..................     5,789,805       139,065,715       8,251,609       183,685,625
                                     -----------   ---------------    ------------   ---------------
                                      48,598,890     1,131,664,317     118,660,817     2,773,951,011
Shares redeemed ..................   (44,497,013)   (1,037,374,987)    (29,994,547)     (707,226,321)
                                     -----------   ---------------    ------------   ---------------
   Net increase ..................     4,101,877   $    94,289,330      88,666,270   $ 2,066,724,690
                                     ===========   ===============    ============   ===============

CLASS B                                    SIX MONTHS ENDED
                                           JANUARY 31, 1999                     YEAR ENDED
                                             (UNAUDITED)                      JULY 31, 1998
                                     ----------------------------     ------------------------------
                                       SHARES          AMOUNT             SHARES          AMOUNT
                                       ------          ------             ------          ------
Shares subscribed ................   25,965,262    $ 594,055,926        80,387,670   $ 1,868,220,520
Shares issued in reinvestment of
  distributions ..................    2,706,143       64,242,559         2,676,634        59,180,842
                                     ----------    -------------      ------------   ---------------
                                     28,671,405      658,298,485        83,064,304     1,927,401,362
Shares redeemed ..................   (9,738,642)    (219,708,712)       (5,734,058)     (134,504,472)
                                     ----------    -------------      ------------   ---------------
   Net increase ..................   18,932,763    $ 438,589,773        77,330,246   $ 1,792,896,890
                                     ==========    =============      ============   ===============

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C                                   SIX MONTHS ENDED
                                          JANUARY 31, 1999                   YEAR ENDED
                                             (UNAUDITED)                    JULY 31, 1998
                                   ------------------------------   -----------------------------
                                       SHARES          AMOUNT           SHARES          AMOUNT
                                       ------          ------           ------          ------
Shares subscribed ..............     11,089,284    $ 254,776,337      35,113,179    $ 818,643,623
Shares issued in reinvestment of
  distributions ................      1,147,080       27,346,184       1,216,430       26,983,778
                                   ------------    -------------    ------------    -------------
                                     12,236,364      282,122,521      36,329,609      845,627,401
Shares redeemed ................     (6,144,819)    (139,777,143)     (3,800,574)     (89,212,903)
                                   ------------    -------------    ------------    -------------
   Net increase ................      6,091,545    $ 142,345,378      32,529,035    $ 756,414,498
                                   ============    =============    ============    =============

CLASS Y                                   SIX MONTHS ENDED
                                          JANUARY 31, 1999                   YEAR ENDED
                                             (UNAUDITED)                    JULY 31, 1998
                                   ------------------------------   ------------------------------
                                       SHARES          AMOUNT           SHARES          AMOUNT
                                       ------          ------           ------          ------
Shares subscribed ..............      4,953,050    $ 117,993,616      21,252,293    $ 497,339,664
Shares issued in reinvestment of
  distributions ................        354,266        8,580,309       1,277,781       28,673,414
                                   ------------    -------------    ------------    -------------
                                      5,307,316      126,573,925      22,530,074      526,013,078
Shares redeemed ................    (17,090,962)    (359,988,364)    (15,658,979)    (371,477,458)
                                   ------------    -------------    ------------    -------------
   Net increase (decrease) .....    (11,783,646)   $(233,414,439)      6,871,095    $ 154,535,620
                                   ============    =============    ============    =============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $9,377 during the six months ended January 31, 1999.

NOTE 7 - SECURITIES LOANED

          Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of January 31, 1999, the Fund had on loan securities valued at $112,324,300; cash of $113,949,928 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                            SIX MONTHS
                                              ENDED                    YEAR ENDED JULY 31,
                                             1/31/99    ------------------------------------------------
                                           (UNAUDITED)    1998      1997      1996      1995      1994
                                           -----------    ----      ----      ----      ----      ----
Net Asset Value, Beginning of Period......   $ 24.31    $ 22.91   $ 15.24   $  14.56   $ 12.04   $ 12.08
                                             -------    -------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income................       .08        .20       .18        .20       .14       .16
     Net Realized and Unrealized Gains....      1.57       2.26      8.37       1.64      2.95       .54
                                             -------    -------   -------   --------   -------   -------
       Total From Investment Operations...      1.65       2.46      8.55       1.84      3.09       .70

DIVIDENDS AND DISTRIBUTIONS
     Dividends from Net Investment Income.      (.11)      (.23)     (.18)      (.15)     (.12)     (.16)
     Distributions from Realized Gains....      (.48)      (.83)     (.70)     (1.01)     (.45)     (.58)
                                             -------    -------   -------   --------   -------   -------
       Total Dividends and Distributions..     (.59)     (1.06)     (.88)     (1.16)     (.57)      (.74)
                                             -------    -------   -------   --------   -------   -------

Net Asset Value, End  of Period...........   $ 25.37    $ 24.31   $ 22.91   $  15.24   $ 14.56   $ 12.04
                                             =======    =======   =======   ========   =======   =======

TOTAL RETURN (1)..........................      6.90%     11.16%    57.83%     13.04%    27.21%     5.99%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period
       (000,000 omitted)..................   $ 6,845    $ 6,458   $ 4,055   $  2,151   $ 1,595   $ 1,077
     Ratio of Expenses to Average Net
       Assets.............................       .88%*      .91%      .89%       .87%      .90%      .87%
     Ratio of Net Investment Income to
       Average Net Assets.................       .68%*      .80%      .98%      1.30%     1.11%     1.19%

     Portfolio Turnover Rate(2)...........        16%        11%       24%        19%       15%       13%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                          DECEMBER 1, 1994
                                             SIX MONTHS                                     (INCEPTION
                                                ENDED           YEAR ENDED JULY 31,          OF CLASS)
                                               1/31/99    ------------------------------      THROUGH
                                             (UNAUDITED)    1998       1997         1996       7/31/95
                                             -----------    ----       ----         ----       -------

Net Asset Value, Beginning of Period ........  $ 24.00    $ 22.64    $ 15.08      $ 14.43      $ 10.88
                                               -------    -------    -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss) ...........     (.02)       .01        .01          .04         (.01)
     Net Realized and Unrealized Gains ......     1.54       2.23       8.29         1.62         3.56
                                               -------    -------    -------      -------      -------
       Total From Investment Operations .....     1.52       2.24       8.30         1.66         3.55

DIVIDENDS AND DISTRIBUTIONS
     Dividends from Net Investment Income ...       --       (.05)      (.04)          --           --
     Distributions from Realized Gains ......     (.48)      (.83)      (.70)       (1.01)          --
                                               -------    -------    -------      -------      -------
       Total  Dividends and Distributions ...     (.48)      (.88)      (.74)       (1.01)          --
                                               -------    -------    -------      -------      -------

Net Asset Value, End  of Period .............  $ 25.04    $ 24.00    $ 22.64        15.08      $ 14.43
                                               =======    =======    =======        =====      =======

TOTAL RETURN(1)..............................     6.44%     10.22%     56.47%     $ 11.81%       32.63%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period
       (000,000 omitted) ....................  $ 3,734    $ 3,123    $ 1,196      $   289      $    40

     Ratio of Expenses to  Average Net
       Assets ...............................     1.75%*     1.79%      1.79%(2)     1.73%        1.78%*
     Ratio of Net Investment Income (Loss)
       to Average Net Assets ................     (.19)%*    (.08)%      .07%         .44%         .23%*

     Portfolio Turnover Rate(3) .............       16%        11%        24%          19%          15%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                  DECEMBER 20, 1994
                                          SIX MONTHS                                 (INCEPTION
                                             ENDED         YEAR ENDED JULY 31,        OF CLASS)
                                            1/31/99    ---------------------------     THROUGH
                                          (UNAUDITED)    1998     1997       1996      7/31/95
                                          -----------    ----     ----       ----      -------
Net Asset Value, Beginning of Period .....  $ 24.09    $ 22.72   $ 15.12   $ 14.47     $ 11.16
                                            -------    -------   -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss) ........     (.01)      .02        .02       .04       (.01)
     Net Realized and Unrealized Gains ...     1.55       2.24      8.32      1.62        3.32
                                            -------    -------   -------   -------     -------
       Total From Investment Operations ..     1.54       2.26      8.34      1.66        3.31

DIVIDENDS AND DISTRIBUTIONS
     Dividends from Net Investment Income        --       (.06)     (.04)       --          --
     Distributions from Realized Gains ...     (.48)      (.83)     (.70)    (1.01)         --
                                            -------    -------   -------   -------     -------
       Total Dividends and Distributions .     (.48)      (.89)     (.74)    (1.01)         --
                                            -------    -------   -------   -------     -------

Net Asset Value, End  of Period ..........  $ 25.15    $ 24.09   $ 22.72   $ 15.12     $ 14.47
                                            =======    =======   =======   =======     =======

TOTAL RETURN(1) ..........................     6.50%     10.27%    56.59%    11.78%      29.66%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (000,000
       omitted) ..........................  $ 1,606    $ 1,391   $   573   $   117     $    12
     Ratio of Expenses to Average Net
       Assets ............................     1.74%*     1.71%     1.73%     1.73%       1.78%*
     Ratio of Net Investment Income (Loss)
       to Average Net Assets .............     (.18)%*    0.00%      .13%      .44%        .23%*

     Portfolio Turnover Rate(2) ..........       16%        11%       24%       19%         15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                           SIX MONTHS                 OCTOBER 2, 1996
                                                              ENDED         YEAR    (INCEPTION OF CLASS)
                                                             1/31/99        ENDED         THROUGH
                                                           (UNAUDITED)     7/31/98        7/31/98
                                                           -----------     -------        -------
Net Asset Value, Beginning of Period ....................    $ 24.55       $ 23.12        $ 16.66
                                                             -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income ..............................        .16           .24            .15
     Net Realized and Unrealized Gains ..................       1.56          2.31           7.07
                                                             -------       -------        -------
       Total From Investment Operations .................       1.72          2.55           7.22

DIVIDENDS AND DISTRIBUTIONS
     Dividends from Net Investment Income ...............       (.19)         (.29)          (.06)
     Distributions from Realized Gains ..................       (.48)         (.83)          (.70)
                                                             -------       -------        -------
       Total  Dividends and Distributions ...............       (.67)        (1.12)          (.76)
                                                             -------       -------        -------

Net Asset Value, End  of Period .........................    $ 25.60       $ 24.55        $ 23.12
                                                             =======       =======        =======

TOTAL RETURN(1) .........................................       7.14%        11.48%         44.71%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (000,000 omitted) ........    $   465       $    735       $   534
     Ratio of Expenses to  Average Net Assets ...........        .65%*         .59%           .62%*
     Ratio of Net Investment Income to Average
       Net Assets .......................................        .91%*        1.12%          1.19%*

     Portfolio Turnover Rate(2) .........................         16%           11%            24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized.

                                 DAVIS NEW YORK
                                  VENTURE FUND
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

            DIRECTORS                       OFFICERS
            Wesley E. Bass, Jr.             Jeremy H. Biggs
            Jeremy H. Biggs                     CHAIRMAN
            Marc P. Blum                    Shelby M. C. Davis
            Andrew  A. Davis                    PRESIDENT
            Christopher C. Davis            Kenneth C. Eich
            Jerry D. Geist                      VICE PRESIDENT
            D. James Guzy                   Sharra L. Reed
            G. Bernard Hamilton                 VICE PRESIDENT,
            LeRoy E. Hoffberger                  TREASURER & ASSISTANT SECRETARY
            Laurence W. Levine              Thomas D. Tays
            Christian R. Sonne                  VICE PRESIDENT& SECRETARY
            Marsha Williams                 Christopher C. Davis
                                                VICE PRESIDENT
                                            Andrew A. Davis
                                                VICE PRESIDENT
                                            Carolyn H. Spolidoro
                                                VICE PRESIDENT



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

Davis Selected Advisors, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279








Davis
Funds
"Over 25 years of Reliable Investing"